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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): October 1, 2003

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

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Items 1 through 4 and 6 through 12 are not included because they are inapplicable.

         This current report includes forward-looking statements.  These forward-looking statements are based on current expectations and projections about future events based on knowledge of facts as of the date of this current report and assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and its subsidiaries.  Edison
International has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 5.  Other Events.

         On October 1, 2003, Exelon Generation notified Edison International's indirect subsidiary, Midwest
Generation, LLC, of the exercise of its option to retain under a power purchase agreement for calendar year 2004 the 1,084 megawatts (MW) of capacity and energy from Midwest Generation's Collins Station currently under contract for calendar year 2003.  Exelon Generation also exercised its option to release from a related power purchase agreement 302 MW of capacity and energy (out of a possible total of 694 MW subject to the option) from
Midwest Generation's natural gas and oil-fired peaking units, thereby retaining under that contract 392 MW of the capacity and energy of such units for calendar year 2004.  The notification received from Exelon Generation has no effect on its commitments to purchase capacity from these peaking units for the balance of 2003.

         Midwest Generation currently intends to operate the peaking units released by Exelon Generation as merchant plants and to sell the energy and capacity from those units through a combination of bilateral agreements, forward sales and spot market sales.  The ability of Midwest Generation to derive profits from the sale of electricity from the released units will be affected by prevailing market prices and the cost of production, including fuel costs and the cost to comply with environmental regulations.  The cost of production of merchant plants varies and, accordingly, depending on market conditions, the amount of generation that will be sold from merchant assets is expected to vary from unit to unit.  Midwest Generation continues to monitor market conditions and plans to adjust operations of its merchant plants based on these conditions.  In this regard,
Midwest Generation suspended operations at Units 1 and 2 of the Will County plant and Units 4 and 5 at the
Collins Station in January 2003.  During the fourth quarter of 2003, Midwest Generation will update its operating plans for 2004, and will consider at that time whether operations should be suspended or decommissioned for any released units.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                  EDISON INTERNATIONAL
                                                                       (Registrant)

                                                                /s/ KENNETH S. STEWART
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                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

October 3, 2003